Exhibit 99.1

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

SUPPLEMENTAL INFORMATION AS OF DECEMBER 31, 2004

Table of Contents

Overview	2

Supplemental Financial Data	3

Balance Sheet Data	7

Unconsolidated Joint Ventures Combined Net Income and Funds from Operations	8

Combined Portfolio Net Operating Income	9

Attachment 1: Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

OVERVIEW

The Company

This Supplemental Information package includes information with respect to both The Mills Corporation, or TMC, and The Mills Limited Partnership, or Mills LP, of which TMC is the sole general partner and in which TMC owned a 1.00% general partner interest and a 85.12% limited partner interest as of December 31, 2004.  TMC conducts all of its business and owns all of its properties through Mills LP and Mills LP’s various subsidiaries. As the general partner of Mills LP, TMC has the exclusive power to manage the business of Mills LP, subject to certain limited exceptions.  Except as otherwise required by the context, together TMC and Mills LP are referred to as “Mills,” “we,” “us,” and “our.”

Non-Generally Accepted Accounting Principles (“GAAP”) Financial Measures

This Supplemental Information package presents certain non-GAAP financial measures we believe are useful to our investors and management. Such measures include:

•              Funds From Operations (“FFO”)

•              Net Operating Income (“NOI”)

Income from continuing operations is considered the most directly comparable GAAP measure for FFO while operating income, a component of net income, is the most comparable GAAP measure for NOI. Attachment 1, “Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms”, includes definitions and reconciliations of each of these measures and further explains why we believe such measures are useful.

Restatement

We announced on February 16, 2005 that we would restate our audited financial results for the fiscal years ended December 31, 2003 and 2002, and our unaudited quarterly results for the first three quarters of 2004 to correct our accounting treatment of various items to conform with GAAP.  Details of the restatement are contained in our 2004 Annual Report on Form 10-K.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

SUPPLEMENTAL FINANCIAL DATA

(Unaudited, dollars in millions, except per share and unit data)

	Three Months Ended				Year Ended 12/31/04
	3/31/04	6/30/04	9/30/04	12/31/04
	(Restated)	(Restated)	(Restated)
Revenues:
Minimum rent	$58.6	$115.5	$119.4	$117.7	$411.2
Percentage rent	0.5	1.1	1.5	6.2	9.3
Recoveries from tenants	29.9	55.0	52.6	64.8	202.3
Other property revenue	5.2	13.1	9.9	18.3	46.5
Management fees	4.5	1.0	0.9	5.2	11.6
Other fee income	0.6	0.5	1.3	1.5	3.9
Total operating revenues	99.3	186.2	185.6	213.7	684.8
Expenses:
Recoverable from tenants	27.8	51.5	51.1	63.1	193.5
Other operating expenses	3.7	6.0	8.0	12.3	30.0
General and administrative	7.4	9.8	8.9	20.4	46.5
Cost of fee income	2.1	14.4	3.1	10.3	29.9
Depreciation and amortization	27.3	58.0	56.2	58.0	199.5
Total operating expenses	68.3	139.7	127.3	164.1	499.4
Operating income	31.0	46.5	58.3	49.6	185.4

Other income (expense):
Interest expense, net	(21.4)	(43.2)	(41.1)	(42.8)	(148.5)
Equity in earnings of unconsolidated joint ventures	8.3	0.1	0.8	6.1	15.3
Minority interest in consolidated joint ventures:
Minority interest in earnings	—	(1.1)	(0.5)	(12.0)	(13.6)
Attribution to Mills of the elimination of interest and fees	—	24.6	11.8	12.7	49.1
Foreign currency exchange gains (losses), net	(5.0)	(2.4)	4.9	17.7	15.2
Other, net	3.1	0.8	(0.4)	14.7	18.2
Income before gain on sales of joint venture interests and minority interest in Mills LP	16.0	25.3	33.8	46.0	121.1
Gain on sales of joint venture interests	35.9	8.5	39.6	15.3	99.3

Income from continuing operations	51.9	33.8	73.4	61.3	220.4
Cumulative effect of FIN 46 adoption	51.4	—	—	—	51.4

Mills LP net income	103.3	33.8	73.4	61.3	271.8
Minority interest in Mills LP:
Continuing operations, including Series D preferred unit distributions	(7.7)	(4.5)	(11.1)	(7.2)	(30.5)
Cumulative effect of FIN 46 adoption	(9.3)	—	—	—	(9.3)

TMC net income	86.3	29.3	62.3	54.1	232.0
Preferred stock dividends	(9.0)	(9.1)	(11.3)	(14.5)	(43.9)

Income available to TMC common stockholders	77.3	20.2	51.0	39.6	188.1
Add minority interest reflected as common equity in Mills LP	16.8	4.3	10.8	7.0	38.9

Income available to Mills LP common unit holders	$94.1	$24.5	$61.8	$46.6	$227.0

Earnings per Common Share and Unit - Diluted:
Continuing operations	$0.66	$0.38	$0.95	$0.71	$2.71
Cumulative effect of FIN 46 adoption	0.79	—	—	—	0.79
Earnings per common share and unit	$1.45	$0.38	$0.95	$0.71	$3.50

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

SUPPLEMENTAL FINANCIAL DATA

(Unaudited, in millions, except per share and unit data)

					Year Ended 12/31/04
	Three Months Ended
	3/31/04	6/30/04	9/30/04	12/31/04
	(Restated)	(Restated)	(Restated)

Mills LP Funds From Operations (“FFO”):
Mills LP income from continuing operations	$51.9	$33.8	$73.4	$61.3	$220.4
Add (deduct):
Depreciation and amortization	25.7	56.8	55.7	56.5	194.7
Equity in depreciation and amortization	19.5	2.2	3.3	8.4	33.4
Partner’s share of depreciation and amortization from consolidated joint ventures	—	(16.2)	(12.8)	(18.4)	(47.4)
Gain on sales of joint venture interests	(35.9)	(8.5)	(39.6)	—	(84.0)
Foreign currency exchange (gains) losses	5.0	2.4	(4.9)	(17.7)	(15.2)

FFO	66.2	70.5	75.1	90.1	301.9
Less preferred unit distributions	(9.2)	(9.3)	(11.6)	(14.7)	(44.8)

FFO available to Mills LP common unit holders	$57.0	$61.2	$63.5	$75.4	$257.1

Mills LP FFO per Common Unit (Diluted):
Mills LP income from continuing operations	$0.80	$0.51	$1.14	$0.93	$3.38
Add (deduct):
Depreciation and amortization	0.40	0.88	0.85	0.86	3.01
Equity in depreciation and amortization	0.30	0.03	0.05	0.13	0.51
Partner’s share of depreciation and amortization from consolidated joint ventures	—	(0.25)	(0.20)	(0.28)	(0.73)
Gain on sales of joint venture interests	(0.56)	(0.13)	(0.61)	—	(1.29)
Foreign currency exchange (gains) losses	0.08	0.04	(0.08)	(0.27)	(0.23)
Preferred unit distributions	(0.14)	(0.14)	(0.18)	(0.22)	(0.69)

Mills LP FFO per common unit	$0.88	$0.94	$0.97	$1.15	$3.96

Weighted Average Number of Common Shares and Units Outstanding (in thousands) - Diluted:
Weighted average common shares	51,356	54,332	55,120	55,948	54,079
Weighted average common units	64,664	64,815	65,150	65,462	64,910

	Three Months Ended				Year Ended 12/31/03
	3/31/03	6/30/03	9/30/03	12/31/03
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)
Revenues:
Minimum rent	$42.1	$46.2	$59.5	$65.5	$213.3
Percentage rent	—	0.2	0.9	4.5	5.6
Recoveries from tenants	24.4	25.8	30.1	39.0	119.3
Other property revenue	3.9	7.6	5.2	11.1	27.8
Management fees	4.1	4.2	3.7	3.7	15.7
Other fee income	2.3	4.6	6.0	6.2	19.1
Total operating revenues	76.8	88.6	105.4	130.0	400.8
Expenses:
Recoverable from tenants	22.7	23.3	28.1	38.3	112.4
Other operating expenses	1.4	3.3	3.5	4.0	12.2
General and administrative	4.3	5.8	7.6	8.4	26.1
Cost of fee income	2.1	3.6	5.5	5.7	16.9
Depreciation and amortization	16.4	16.8	23.9	31.6	88.7
Total operating expenses	46.9	52.8	68.6	88.0	256.3
Operating income	29.9	35.8	36.8	42.0	144.5

Other income (expense):
Interest expense, net	(14.9)	(18.3)	(24.1)	(23.3)	(80.6)
Equity in earnings of unconsolidated joint ventures	6.7	9.3	6.6	12.0	34.6
Foreign currency exchange gains, net	2.3	20.8	1.8	13.7	38.6
Other, net	2.2	1.8	1.5	2.8	8.3
Income before gain on sales of joint venture interests and minority interest in Mills LP	26.2	49.4	22.6	47.2	145.4
Gain on sales of joint venture interests	—	—	—	0.7	0.7

Income from continuing operations	26.2	49.4	22.6	47.9	146.1
Discontinued operations	0.1	—	—	—	0.1

Mills LP net income	26.3	49.4	22.6	47.9	146.2
Minority interest in Mills LP net income, including Series D preferred unit distributions	(5.9)	(11.5)	0.3	(14.0)	(31.1)

TMC net income	20.4	37.9	22.9	33.9	115.1
Preferred stock dividends	(4.4)	(6.6)	(7.9)	(8.9)	(27.8)

Income available to TMC common stockholders	16.0	31.3	15.0	25.0	87.3
Add minority interest reflected as common equity in Mills LP	5.9	11.3	(0.5)	13.8	30.5

Income available to Mills LP common unit holders	$21.9	$42.6	$14.5	$38.8	$117.8

Earnings per Common Share and Unit - Diluted:
Continuing operations	$0.36	$0.70	$0.24	$0.61	$1.91
Discontinued operations	—	—	—	—	—
Earnings per common share and unit	$0.36	$0.70	$0.24	$0.61	$1.91

					Year Ended 12/31/03
	Three Months Ended
	3/31/03	6/30/03	9/30/03	12/31/03
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)

Mills LP Funds From Operations (“FFO”):
Mills LP Net Income	$26.2	$49.4	$22.6	$47.9	$146.1
Add (deduct):
Depreciation and amortization	15.8	15.8	23.0	30.7	85.3
Equity in depreciation and amortization	9.8	12.5	18.4	21.0	61.7
Gain on sales of joint venture interests	—	—	—	(0.7)	(0.7)
Foreign currency exchange gains	(2.3)	(20.8)	(1.8)	(13.7)	(38.6)
Equity in foreign currency exchange gains	(1.9)	—	(0.2)	—	(2.1)

FFO	47.6	56.9	62.0	85.2	251.7
Less preferred unit distributions	(4.4)	(6.9)	(8.1)	(9.1)	(28.5)

FFO available to Mills LP common unit holders	$43.2	$50.0	$53.9	$76.1	$223.2

Mills LP FFO per Common Unit (Diluted):
Mills LP Net Income	$0.44	$0.80	$0.36	$0.74	$2.37
Add (deduct):
Depreciation and amortization	0.26	0.26	0.38	0.48	1.39
Equity in depreciation and amortization	0.16	0.21	0.30	0.33	1.00
Gain on sales of joint venture interests	—	—	—	(0.01)	(0.01)
Foreign currency exchange gains	(0.04)	(0.34)	(0.03)	(0.21)	(0.63)
Equity in foreign currency exchange gains	(0.03)	—	—	—	(0.03)
Preferred unit distributions	(0.07)	(0.11)	(0.13)	(0.14)	(0.46)

Mills LP FFO per common unit	$0.72	$0.82	$0.88	$1.19	$3.63

Weighted Average Number of Common Shares and Units Outstanding (in thousands) - Diluted:
Weighted average common shares	43,924	44,441	45,051	49,318	45,785
Weighted average common units	60,148	60,653	60,945	64,056	61,550

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

SELECTED BALANCE SHEET DATA

December 31, 2004

(Unaudited, dollars in millions)

	Consolidated	Unconsolidated Joint Ventures	Combined Total	Proportionate Share*

Net income producing property	$3,918.8	$2,379.2	$6,298.0	$4,045.2
Cash and cash equivalents	152.9	45.7	198.6	116.3
Restricted cash	77.0	6.7	83.7	65.9
Accounts receivable, net	246.5	67.0	313.5	239.7
Notes receivable	62.1	7.1	69.2	48.9
Accounts payable and other liabilities	338.5	132.1	470.6	347.9

* Proportionate share of the combined total balances.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

UNCONSOLIDATED JOINT VENTURES

COMBINED NET INCOME AND FUNDS FROM OPERATIONS

(Unaudited, dollars in millions)

	Three Months Ended				Year Ended 12/31/04	Year Ended 12/31/03
	3/31/04	6/30/04	9/30/04	12/31/04
	(Restated)	(Restated)	(Restated)			(Restated)
Revenues:
Minimum rent	$69.3	$12.0	$14.3	$47.1	$142.7	$223.9
Percentage rent	0.2	0.1	0.5	3.5	4.3	3.7
Recoveries from tenants	31.8	5.5	6.7	30.4	74.4	101.5
Other property revenue	11.1	1.9	2.0	8.5	23.5	30.3
Total operating revenues	112.4	19.5	23.5	89.5	244.9	359.4
Expenses:
Recoverable from tenants	30.4	5.0	5.9	27.9	69.2	92.5
Other operating expenses	8.4	0.6	1.4	7.7	18.1	24.6
Depreciation and amortization	34.3	4.5	5.6	19.9	64.3	109.8
Total operating expenses	73.1	10.1	12.9	55.5	151.6	226.9
Operating income	39.3	9.4	10.6	34.0	93.3	132.5

Other income (expense):
Interest expense	(33.3)	(8.2)	(9.7)	(25.8)	(77.0)	(107.4)
Foreign currency gains (losses), net	0.2	(0.3)	0.6	(0.5)	—	1.9
Other, net	4.8	(2.0)	0.2	2.1	5.2	9.0

Combined net income	$11.0	$(1.1)	$1.7	$9.8	$21.4	$36.0

Mills’ equity in net income *	$8.3	$0.1	$0.8	$6.1	$15.3	$34.6

Combined funds from operations	$45.1	$3.7	$6.7	$30.2	$85.7	$143.9

Mills’ share of funds from operations	$27.9	$1.8	$3.5	$14.7	$47.9	$92.5

* Our equity in net income may exceed gross net income when our proportionate share of net income outweighs our proportionate share of net losses.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

COMBINED PORTFOLIO NET OPERATING INCOME

(Unaudited, dollars in millions)

The following information details certain line items contained in the Supplemental Financial Data on a combined portfolio basis and does not segregate wholly owned, consolidated or unconsolidated joint venture owned properties. Such information is not intended to present operating income on a GAAP basis (see Attachment 1).

Comparable Properties are comprised of Arizona Mills, Arundel Mills, Concord Mills, Franklin Mills, Grapevine Mills, Gurnee Mills, Katy Mills, Ontario Mills, Opry Mills, Potomac Mills, Sawgrass Mills, The Block at Orange, The Shops at Riverside, Arundel Mills Marketplace, Concord Mills Marketplace, Liberty Plaza and Mainstreet.

Noncomparable Properties include recently opened projects that are not yet stabilized, properties acquired in 2003 and 2004, Net Lease Properties and various residual properties.

	Minimum Rent	Other Property Revenues	Total Revenue	Property Operating Costs	NOI	Mills Share	Fees Excluded

Three Months Ended March 31, 2004 - Restated
Comparable	$73.5	$45.8	$119.3	$36.2	$83.1	$68.3	$4.8
Noncomparable	54.4	32.9	87.3	29.6	57.7	45.2	2.9
Total	$128.0	$78.7	$206.6	$65.8	$140.8	$113.5	$7.7

Three Months Ended June 30, 2004 - Restated
Comparable	$74.1	$47.2	$121.3	$35.1	$86.2	$62.9	$4.6
Noncomparable	53.4	29.5	82.9	27.3	55.5	42.5	2.9
Total	$127.5	$76.7	$204.2	$62.4	$141.8	$105.4	$7.5

Three Months Ended September 30, 2004 - Restated
Comparable	$77.9	$43.5	$121.4	$36.8	$84.6	$63.5	$4.6
Noncomparable	55.8	29.7	85.5	28.9	56.6	38.7	2.8
Total	$133.7	$73.2	$206.9	$65.7	$141.2	$102.2	$7.4

Three Months Ended December 31, 2004
Comparable	$81.2	$59.0	$140.2	$44.3	$95.9	$69.8	$4.5
Noncomparable	83.6	72.7	156.3	63.3	93.0	57.3	4.6
Total	$164.8	$131.7	$296.5	$107.6	$188.9	$127.1	$9.1

Year Ended December 31, 2004
Comparable	$306.7	$195.5	$502.2	$152.4	$349.8	$264.5	$18.5
Noncomparable	247.2	165.1	412.3	149.4	262.9	183.7	13.2
Total	$553.9	$360.6	$914.5	$301.8	$612.7	$448.2	$31.7

The following information details certain line items contained in the Supplemental Financial Data on a combined portfolio basis and does not segregate wholly owned, consolidated or unconsolidated joint venture owned properties. Such information is not intended to present operating income on a GAAP basis (see Attachment 1).

Comparable Properties are comprised of Arizona Mills, Arundel Mills, Concord Mills, Franklin Mills, Grapevine Mills, Gurnee Mills, Katy Mills, Ontario Mills, Opry Mills, Potomac Mills, Sawgrass Mills, The Block at Orange, The Shops at Riverside, Arundel Mills Marketplace, Concord Mills Marketplace, Liberty Plaza and Mainstreet.

Noncomparable Properties include recently opened projects that are not yet stabilized, properties acquired in 2003 and 2004, Net Lease Properties and various residual properties.

	Minimum Rent	Other Property Revenues	Total Revenue	Property Operating Costs	NOI	Fees Excluded

Three Months Ended March 31, 2003 - Restated
Comparable	$70.1	$42.9	$113.0	$34.2	$78.8	$4.6
Noncomparable	18.9	11.4	30.3	9.8	20.5	1.0
Total	$89.0	$54.3	$143.3	$44.0	$99.3	$5.6

Three Months Ended June 30, 2003 - Restated
Comparable	$70.2	$47.9	$118.1	$34.3	$83.8	$4.6
Noncomparable	30.2	18.2	48.4	15.2	33.2	1.4
Total	$100.4	$66.1	$166.5	$49.5	$117.0	$6.0

Three Months Ended September 30, 2003 - Restated
Comparable	$72.5	$42.1	$114.6	$35.1	$79.5	$4.0
Noncomparable	47.0	28.1	75.1	25.7	49.4	2.0
Total	$119.5	$70.2	$189.7	$60.8	$128.9	$6.0

Three Months Ended December 31, 2003 - Restated
Comparable	$78.2	$59.2	$137.4	$40.2	$97.2	$4.7
Noncomparable	50.1	38.4	88.5	32.5	56.0	2.4
Total	$128.3	$97.6	$225.9	$72.7	$153.2	$7.1

Year Ended December 31, 2003 - Restated
Comparable	$292.0	$192.1	$483.1	$143.8	$339.3	$17.9
Noncomparable	146.2	96.1	242.3	83.2	159.2	6.8
Total	$437.2	$288.2	$725.4	$227.0	$498.4	$24.7

ATTACHMENT 1

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

DEFINITIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND OTHER TERMS

(Unaudited, dollars in millions)

This Supplemental Information package presents certain non-GAAP financial measures, which we believe provide useful information to investors in analyzing our performance, financial condition and results of operations relative to other Real Estate Investment Trusts (“REITs”). Such measures include:

•              Funds from Operations (“FFO”) and

•              Net Operating Income (“NOI”)

We believe net income is the most comparable GAAP measure for FFO and operating income, a component of net income, is the most comparable GAAP measure for NOI. Further discussion of these measures follows.

Funds from operations: FFO is a recognized metric by the real estate industry, in particular, REITs. Accounting for real estate assets using historical cost accounting under GAAP assumes that the value of such assets diminishes predictably over time. The National Association of Real Estate Investment Trusts (“NAREIT”) stated in its April 2002 White Paper on Funds from Operations, “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” As a result, the concept of FFO was created by NAREIT. As defined by NAREIT, FFO is “net income (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.”

For management analysis purposes, we adjust the NAREIT defined FFO to exclude the effects of foreign currency exchange rate fluctuations reflected in net income arising primarily through the re-measurement process of translating foreign investment and advance accounts for inclusion in our U.S. dollar financial statements. Although we believe this adjustment presents FFO on a more comparable basis to FFO presented by other REITs, it is important to realize that our FFO computation may be significantly different from that used by other REITs and, accordingly, may, in fact, not be comparable.

TMC conducts all of its operations through Mills LP.  In addition, the minority interest in Mills LP is exchangeable in specified circumstances for either, in TMC’s sole discretion, cash or shares of its common stock on a one-for-one basis.  Accordingly, we present FFO data for both TMC and Mills LP.  Management uses FFO to measure operating performance of our business and as one of several criteria to determine performance based bonuses.  Preparation and disclosure of this measure assists us and the users of both TMC’s and Mills LP’s financial statements in analyzing the performance of both entities.  However, FFO and FFO per share are not measures of financial performance under GAAP and should not be considered measures of liquidity, an alternative to net income or an indicator of any other performance measure determined in accordance with GAAP.  Investors and potential investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income or net income per share.

The following reconciles income from continuing operations, which is considered to be the most comparable GAAP measure to FFO. We urge the users of our financial statements, including investors and potential investors in our securities, to carefully review the following reconciliation.

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

DEFINITIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES AND OTHER TERMS

FUNDS FROM OPERATIONS

(Unaudited, in millions, except per share and unit data)

					Year Ended 12/31/04
	Three Months Ended
	3/31/04	6/30/04	9/30/04	12/31/04
	(Restated)	(Restated)	(Restated)
Funds From Operations (“FFO”):
TMC income from continuing operations	$44.2	$29.3	$62.4	$54.0	$189.9
Add (deduct):
Depreciation and amortization	25.7	56.8	55.7	56.5	194.7
Equity in depreciation and amortization	19.5	2.2	3.3	8.4	33.4
Partner’s share of depreciation and amortization from consolidated joint ventures	—	(16.2)	(12.8)	(18.4)	(47.4)
Gain on sales of joint venture interests	(35.9)	(8.5)	(39.6)	—	(84.0)
Foreign currency exchange (gains) losses	5.0	2.4	(4.9)	(17.7)	(15.2)
Mills LP minority interest reflected as common equity in Mills LP	(2.1)	(4.7)	0.2	(4.3)	(10.9)
TMC FFO	56.4	61.3	64.3	78.5	260.5
Add minority interest reflected as common equity in Mills LP	9.8	9.2	10.8	11.6	41.4
Mills LP funds from operations	66.2	70.5	75.1	90.1	301.9
Preferred unit distributions	(9.2)	(9.3)	(11.6)	(14.7)	(44.8)

Mills LP FFO available to common unit holders	$57.0	$61.2	$63.5	$75.4	$257.1

TMC income from continuing operations	$0.79	$0.53	$1.15	$1.05	$3.51
Add (deduct):
Depreciation and amortization	0.40	0.88	0.85	0.86	3.01
Equity in depreciation and amortization	0.30	0.03	0.05	0.13	0.51
Partner’s share of depreciation and amortization from consolidated joint ventures	—	(0.25)	(0.20)	(0.28)	(0.73)
Gain on sales of joint venture interests	(0.56)	(0.13)	(0.61)	—	(1.29)
Foreign currency exchange (gains) losses	0.08	0.04	(0.08)	(0.27)	(0.23)
Mills LP minority interest share of above adjustments	(0.04)	(0.08)	(0.01)	(0.07)	(0.18)
TMC FFO	0.97	1.02	1.15	1.42	4.60
Add minority interest reflected as common equity in Mills LP	0.05	0.06	—	(0.05)	0.05
Mills LP funds from operations	1.02	1.08	1.15	1.37	4.65
Preferred unit distributions	(0.14)	(0.14)	(0.18)	(0.22)	(0.69)
Mills LP FFO per common unit	$0.88	$0.94	$0.97	$1.15	$3.96

Unconsolidated Joint Ventures:
Net income	$11.0	$(1.1)	$1.7	$9.8	$21.4
Add:
Depreciation and amortization	34.3	4.5	5.6	19.9	64.3
Foreign currency exchange (gains) losses	(0.2)	0.3	(0.6)	0.5	—
FFO	$45.1	$3.7	$6.7	$30.2	$85.7

					Year Ended 12/31/03
	Three Months Ended
	3/31/03	6/30/03	9/30/03	12/31/03
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)

Funds From Operations (“FFO”):
TMC income from continuing operations	$20.3	$37.9	$22.9	$33.9	$115.0
Add (deduct):
Depreciation and amortization	15.8	15.8	23.0	30.7	85.3
Equity in depreciation and amortization	9.8	12.5	18.4	21.0	61.7
Gain on sales of joint venture interests	—	—	—	(0.7)	(0.7)
Foreign currency exchange gains	(2.3)	(20.8)	(1.8)	(13.7)	(38.6)
Equity in foreign currency exchange gains	(1.9)	—	(0.2)	—	(2.1)
Mills LP minority interest reflected as common equity in Mills LP	(4.8)	(1.7)	0.5	(16.1)	(22.1)
TMC FFO	36.9	43.7	62.8	55.1	198.5
Add minority interest reflected as common equity in Mills LP	10.7	13.2	(0.8)	30.1	53.2
Mills LP funds from operations	47.6	56.9	62.0	85.2	251.7
Preferred unit distributions	(4.4)	(6.9)	(8.1)	(9.1)	(28.5)
Mills LP FFO available to common unit holders	$43.2	$50.0	$53.9	$76.1	$223.2

TMC income from continuing operations	$0.46	$0.85	$0.51	$0.69	$2.51
Add (deduct):
Depreciation and amortization	0.26	0.26	0.38	0.48	1.39
Equity in depreciation and amortization	0.16	0.21	0.30	0.33	1.00
Gain on sales of joint venture interests	—	—	—	(0.01)	(0.01)
Foreign currency exchange gains	(0.04)	(0.34)	(0.03)	(0.21)	(0.63)
Equity in foreign currency exchange gains	(0.03)	—	—	—	(0.03)
Mills LP minority interest share of above adjustments	(0.11)	(0.04)	0.01	(0.22)	(0.49)
TMC FFO	0.70	0.94	1.17	1.06	3.74
Add minority interest reflected as common equity in Mills LP	0.09	(0.01)	(0.16)	0.27	0.35
Mills LP funds from operations	0.79	0.93	1.01	1.33	4.09
Preferred unit distributions	(0.07)	(0.11)	(0.13)	(0.14)	(0.46)
Mills LP FFO per common unit	$0.72	$0.82	$0.88	$1.19	$3.63

Unconsolidated Joint Ventures:
Net income					$36.0
Add (deduct):
Depreciation and amortization					109.8
Foreign currency exchange (gains) losses					(1.9)
FFO					$143.9

Net operating income:  NOI is defined as revenues from minimum rent, percentage rent, recoveries from tenants and other property revenue less recoverable expenses and other property expenses. Other property expenses include bad debt expenses but exclude interest expense, management and other fees and depreciation and amortization. NOI is used by management in assessing the operating results of its properties and the value of its real estate assets. We believe NOI allows a better understanding of the core operating performance of a REIT’s real estate portfolio before considering depreciation and amortization, financing costs and general and administrative expenses. NOI measures presented by us may not be comparable to other similarly titled measures of other companies. Operating income, a component of net income, is considered by management to be the most comparable GAAP measure relative to NOI.  Reconciliations between operating income and NOI follow.

	Three Months Ended				Year Ended 12/31/04
	3/31/04	6/30/04	9/30/04	12/31/04
	(Restated)	(Restated)	(Restated)
Consolidated:
Operating income	$31.0	$46.5	$58.3	$49.6	$185.4
Add (deduct):
Management and other fee income	(5.1)	(1.4)	(2.2)	(6.8)	(15.5)
Depreciation and amortization	27.3	58.0	56.2	58.0	199.5
General and administrative expense	7.4	9.8	8.9	20.4	46.5
Cost of fee income	2.1	14.5	3.1	10.2	29.9
Consolidated NOI	$62.7	$127.4	$124.3	$131.4	$445.8
Unconsolidated Joint Ventures:
Operating income	$39.3	$9.4	$10.6	$34.0	$93.3
Add (deduct):
Management and other fee expense	4.5	0.5	0.7	3.6	9.3
Depreciation and amortization	34.3	4.5	5.6	19.9	64.3

Unconsolidated NOI	$78.1	$14.4	$16.9	$57.5	$166.9

Combined NOI	$140.8	$141.8	$141.2	$188.9	$612.7

	Three Months Ended				Year Ended 12/31/03
	3/31/03	6/30/03	9/30/03	12/31/03
	(Restated)	(Restated)	(Restated)	(Restated)	(Restated)
Consolidated:
Operating income	$29.9	$35.8	$36.8	$42.0	$144.5
Add (deduct):
Management and other fee income	(6.4)	(8.8)	(9.7)	(9.9)	(34.8)
Depreciation and amortization	16.4	16.8	23.9	31.6	88.7
General and administrative expense	4.3	5.8	7.6	8.4	26.1
Cost of fee income	2.1	3.6	5.5	5.7	16.9
Consolidated NOI	$46.3	$53.2	$64.1	$77.8	$241.4
Unconsolidated Joint Ventures:
Operating income	$25.6	$34.6	$31.9	$40.4	$132.5
Add (deduct):
Management and other fee expense	3.3	3.6	3.6	4.2	14.7
Depreciation and amortization	24.1	25.6	29.3	30.8	109.8

Unconsolidated NOI	$53.0	$63.8	$64.8	$75.4	$257.0

Combined NOI	$99.3	$117.0	$128.9	$153.2	$498.4

Other Definitions and Terms

Comparable Properties:  Comparable Properties consist of properties that have been owned and had stabilized operations for at least the prior 24 month period and where a comparison of operating results from the prior period to the current period is meaningful.

Proportionate Share: For joint ventures with promoted structures, our proportionate share of income or expense items is computed utilizing the HLBV percentage for the past 12 months while HLBV percentage in effect on the balance sheet date is used to compute our proportionate share of asset or liability items.  Our capital contribution percentage is used to compute our proportionate share of income or expense items and asset or liability items for joint ventures where that is the basis for income allocations.